EXHIBIT 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 filed September 14, 2005 and Form S-1 (Nos. 333-127101 and 333-120129) of PRB Gas Transportation, Inc. of our report dated March 30, 2006 related to the 2005 consolidated financial statements, which appears in the Form 10-K.

                                                                                                /s/ Ehrhardt Keefe Steiner & Hottman PC

Denver, Colorado

April 13, 2006